Exhibit 99.1
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2014			SECOND QUARTER 2014			THIRD QUARTER 2014			YEAR TO DATE 2014
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized [3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized [3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized [3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized [3]
Net Sales	$2,617.1	$—	$2,617.1	$2,860.1	$—	$2,860.1	$2,878.9	$—	$2,878.9	$8,356.1	$—	$8,356.1
Gross margin	956.4	1.1	957.5	1,048.6	0.3	1,048.9	1,046.6	0.1	1,046.7	3,051.6	1.5	3,053.1
% of Net Sales	36.5%		36.6%	36.7%		36.7%	36.4%		36.4%	36.5%		36.5%
Selling, general and administrative	640.6	(6.2)	634.4	655.9	(5.3)	650.6	641.1	(6.0)	635.1	1,937.6	(17.5)	1,920.1
% of Net Sales	24.5%		24.2%	22.9%		22.7%	22.3%		22.1%	23.2%		23.0%
Operating margin	315.8	7.3	323.1	392.7	5.6	398.3	405.5	6.1	411.6	1,114.0	19.0	1,133.0
% of Net Sales	12.1%		12.3%	13.7%		13.9%	14.1%		14.3%	13.3%		13.6%
Earnings from continuing operations before income taxes	217.9	3.8	221.7	296.8	4.1	300.9	304.4	6.1	310.5	819.1	14.0	833.1
Income taxes on continuing operations	48.0	1.3	49.3	74.1	(5.3)	68.8	58.3	0.1	58.4	180.4	(3.9)	176.5
Net earnings from continuing operations	169.7	2.5	172.2	221.8	9.4	231.2	246.4	6.0	252.4	637.9	17.9	655.8
Diluted earnings per share of common stock	$1.07	$0.02	$1.08	$1.39	$0.06	$1.45	$1.53	$0.04	$1.57	$3.99	$0.11	$4.10

1
Reported, as adjusted for the Security segment's Spain and Italy operations ("Security Spain and Italy"). Security Spain and Italy have been excluded from the continuing operations of Stanley Black & Decker as reflected above. The net operating results of Security Spain and Italy, as well as any gain or loss on a future sale, will be reported as a discontinued operation.

2	Merger and acquisition-related charges, as adjusted for Security Spain and Italy, relate primarily to integration and consulting costs, as well as employee-related matters.
3
The normalized 2014 information adjusted for Security Spain and Italy, as reconciled to GAAP adjusted for Security Spain and Italy above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges. Normalized earnings from continuing operations before income taxes includes other - net of $60.7 million in the first quarter, $57.1 million in the second quarter, $60.7 million in the third quarter, and $178.5 million on a year to date basis.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2013			SECOND QUARTER 2013			THIRD QUARTER 2013
	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Net Sales	$2,448.1	$—	$2,448.1	$2,830.0	$—	$2,830.0	$2,730.8	$—	$2,730.8
Gross margin	900.0	13.3	913.3	997.3	7.8	1,005.1	979.6	5.3	984.9
% of Net Sales	36.8%		37.3%	35.2%		35.5%	35.9%		36.1%
Selling, general and administrative	658.6	(34.0)	624.6	672.1	(24.1)	648.0	663.0	(31.8)	631.2
% of Net Sales	26.9%		25.5%	23.7%		22.9%	24.3%		23.1%
Operating margin	241.4	47.3	288.7	325.2	31.9	357.1	316.6	37.1	353.7
% of Net Sales	9.9%		11.8%	11.5%		12.6%	11.6%		13.0%
Earnings from continuing operations before income taxes	91.6	105.8	197.4	249.5	5.1	254.6	186.3	67.2	253.5
Income taxes on continuing operations	8.1	25.0	33.1	53.6	9.1	62.7	17.1	16.0	33.1
Net earnings from continuing operations	83.9	80.8	164.7	196.2	(4.0)	192.2	169.4	51.2	220.6
Diluted earnings per share of common stock	$0.53	$0.51	$1.04	$1.24	$(0.03)	$1.21	$1.07	$0.32	$1.39

	FOURTH QUARTER 2013			YEAR TO DATE 2013
	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Net Sales	$2,880.6	$—	$2,880.6	$10,889.5	$—	$10,889.5
Gross margin	1,026.8	3.1	1,029.9	3,903.7	29.5	3,933.2
% of Net Sales	35.6%		35.8%	35.8%		36.1%
Selling, general and administrative	696.9	(45.8)	651.1	2,690.6	(135.7)	2,554.9
% of Net Sales	24.2%		22.6%	24.7%		23.5%
Operating margin	329.9	48.9	378.8	1,213.1	165.2	1,378.3
% of Net Sales	11.5%		13.2%	11.1%		12.7%
Earnings from continuing operations before income taxes	60.2	212.2	272.4	587.6	390.3	977.9
Income taxes on continuing operations	(10.2)	69.9	59.7	68.6	120.0	188.6
Net earnings from continuing operations	70.5	142.3	212.8	520.0	270.3	790.3
Diluted earnings per share of common stock	$0.44	$0.89	$1.34	$3.28	$1.70	$4.98

1
Reported, as adjusted for Security Spain and Italy. Security Spain and Italy have been excluded from the continuing operations of Stanley Black & Decker as reflected above. The net operating results of Security Spain and Italy, as well as any gain or loss on a future sale, will be reported as a discontinued operation.

2
Merger and acquisition-related and other charges, as adjusted for Security Spain and Italy, relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt that occurred in the fourth quarter of 2013.

3
The normalized 2013 information adjusted for Security Spain and Italy, as reconciled to GAAP adjusted for Security Spain and Italy above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt. Normalized earnings from continuing operations before income taxes includes other - net of $54.6 million in the first quarter, $66.2 million in the second quarter, $64.2 million in the third quarter, $68.0 million in the fourth quarter, and $253.0 million on a year to date basis.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

	FIRST QUARTER 2014			SECOND QUARTER 2014			THIRD QUARTER 2014			YEAR TO DATE 2014
	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,214.8	$—	$1,214.8	$1,394.6	$—	$1,394.6	$1,453.5	$—	$1,453.5	$4,062.9	$—	$4,062.9
Industrial	852.0	—	852.0	889.2	—	889.2	866.2	—	866.2	2,607.4	—	2,607.4
Security	550.3	—	550.3	576.3	—	576.3	559.2	—	559.2	1,685.8	—	1,685.8
Total	$2,617.1	$—	$2,617.1	$2,860.1	$—	$2,860.1	$2,878.9	$—	$2,878.9	$8,356.1	$—	$8,356.1
SEGMENT PROFIT
Construction & DIY	$169.1	$0.4	$169.5	$218.2	$0.2	$218.4	$239.7	$0.1	$239.8	$627.0	$0.7	$627.7
Industrial	130.3	2.2	132.5	150.3	1.2	151.5	136.2	1.2	137.4	416.8	4.6	421.4
Security	52.9	2.2	55.1	69.3	1.2	70.5	67.3	0.4	67.7	189.5	3.8	193.3
Segment Profit	352.3	4.8	357.1	437.8	2.6	440.4	443.2	1.7	444.9	1,233.3	9.1	1,242.4
Corporate Overhead	(36.5)	2.5	(34.0)	(45.1)	3.0	(42.1)	(37.7)	4.4	(33.3)	(119.3)	9.9	(109.4)
Total	$315.8	$7.3	$323.1	$392.7	$5.6	$398.3	$405.5	$6.1	$411.6	$1,114.0	$19.0	$1,133.0

Segment Profit as a Percentage of Net Sales
Construction & DIY	13.9%		14.0%	15.6%		15.7%	16.5%		16.5%	15.4%		15.4%
Industrial	15.3%		15.6%	16.9%		17.0%	15.7%		15.9%	16.0%		16.2%
Security	9.6%		10.0%	12.0%		12.2%	12.0%		12.1%	11.2%		11.5%
Segment Profit	13.5%		13.6%	15.3%		15.4%	15.4%		15.5%	14.8%		14.9%
Corporate Overhead	(1.4)%		(1.3)%	(1.6)%		(1.5)%	(1.3)%		(1.2)%	(1.4)%		(1.3)%
Total	12.1%		12.3%	13.7%		13.9%	14.1%		14.3%	13.3%		13.6%

1
Reported, as adjusted for Security Spain and Italy. Security Spain and Italy have been excluded from the continuing operations of Stanley Black & Decker as reflected above. The net operating results of Security Spain and Italy, as well as any gain or loss on a future sale, will be reported as a discontinued operation.

2	Merger and acquisition-related charges, as adjusted for Security Spain and Italy, relate primarily to integration and consulting costs, as well as employee-related matters.
3
The normalized 2014 information adjusted for Security Spain and Italy, as reconciled to GAAP adjusted for Security Spain and Italy above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

	FIRST QUARTER 2013			SECOND QUARTER 2013			THIRD QUARTER 2013
	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,149.2	$—	$1,149.2	$1,392.8	$—	$1,392.8	$1,332.0	$—	$1,332.0
Industrial	733.9	—	733.9	861.5	—	861.5	825.9	—	825.9
Security	565.0	—	565.0	575.7	—	575.7	572.9	—	572.9
Total	$2,448.1	$—	$2,448.1	$2,830.0	$—	$2,830.0	$2,730.8	$—	$2,730.8
SEGMENT PROFIT
Construction & DIY	$166.0	$3.3	$169.3	$209.9	$2.8	$212.7	$198.4	$3.1	$201.5
Industrial	89.4	12.4	101.8	117.6	6.1	123.7	114.6	2.3	116.9
Security	55.0	6.1	61.1	51.5	8.7	60.2	60.0	11.8	71.8
Segment Profit	310.4	21.8	332.2	379.0	17.6	396.6	373.0	17.2	390.2
Corporate Overhead	(69.0)	25.5	(43.5)	(53.8)	14.3	(39.5)	(56.4)	19.9	(36.5)
Total	$241.4	$47.3	$288.7	$325.2	$31.9	$357.1	$316.6	$37.1	$353.7
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.4%		14.7%	15.1%		15.3%	14.9%		15.1%
Industrial	12.2%		13.9%	13.7%		14.4%	13.9%		14.2%
Security	9.7%		10.8%	8.9%		10.5%	10.5%		12.5%
Segment Profit	12.7%		13.6%	13.4%		14.0%	13.7%		14.3%
Corporate Overhead	(2.8)%		(1.8)%	(1.9)%		(1.4)%	(2.1)%		(1.3)%
Total	9.9%		11.8%	11.5%		12.6%	11.6%		13.0%
	FOURTH QUARTER 2013			YEAR TO DATE 2013
	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,397.4	$—	$1,397.4	$5,271.4	$—	$5,271.4
Industrial	881.3	—	881.3	3,302.6	—	3,302.6
Security	601.9	—	601.9	2,315.5	—	2,315.5
Total	$2,880.6	$—	$2,880.6	$10,889.5	$—	$10,889.5
SEGMENT PROFIT
Construction & DIY	$202.8	$3.8	$206.6	$777.1	$13.0	$790.1
Industrial	135.1	4.0	139.1	456.7	24.8	481.5
Security	66.8	11.4	78.2	233.3	38.0	271.3
Segment Profit	404.7	19.2	423.9	1,467.1	75.8	1,542.9
Corporate Overhead	(74.8)	29.7	(45.1)	(254.0)	89.4	(164.6)
Total	$329.9	$48.9	$378.8	$1,213.1	$165.2	$1,378.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.5%		14.8%	14.7%		15.0%
Industrial	15.3%		15.8%	13.8%		14.6%
Security	11.1%		13.0%	10.1%		11.7%
Segment Profit	14.0%		14.7%	13.5%		14.2%
Corporate Overhead	(2.6)%		(1.6)%	(2.3)%		(1.5)%
Total	11.5%		13.2%	11.1%		12.7%

1
Reported, as adjusted for Security Spain and Italy. Security Spain and Italy have been excluded from the continuing operations of Stanley Black & Decker as reflected above. The net operating results of Security Spain and Italy, as well as any gain or loss on a future sale, will be reported as a discontinued operation.

2
Merger and acquisition-related charges, as adjusted for Security Spain and Italy, relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2013 information adjusted for Security Spain and Italy, as reconciled to GAAP adjusted for Security Spain and Italy above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.